UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016

Greenwood Hall, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-184796	99-0376273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12424 Wilshire Blvd, Suite 1030, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 907-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 20, 2016, Greenwood Hall, Inc. issued a press release providing an update on its Fiscal 2016 progress and Fiscal Year 2017 financial outlook. The full text of the press release is attached hereto as Exhibit 99.1.

Such guidance constitutes forward-looking statements for the purposes of the Safe Harbor provision under the Private Securities Litigation Reform Act of 1995. We wish to caution you that such statements are just predictions and actual events or results may differ materially. We refer you to the annual report on Form 10-K and the quarterly report on Form 10-Q that the Company filed with the SEC on December 15, 2015 and July 18, 2016, respectively. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward looking Statements.

The Company undertakes no obligation to update its financial outlook or guidance, other than as part of its quarterly or yearly earnings disclosure, and that silence on the financial outlook or guidance by the Company or Company officials should not be interpreted that guidance has or has not changed.

The information in this current report, including the exhibit hereto, is being “furnished” in accordance with General Instruction B.2 of Form 8-K. As such, this information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filings with the Securities and Exchange Commission unless it is explicitly so incorporated in such filings.

Item 7.01 Regulation FD Disclosure.

On July 20, 2016, representatives of Greenwood Hall, Inc. (the “Company”) began making presentations to investors regarding the Company using the slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Slides”). The Company expects to use the Slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others commencing on July 20, 2016.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Slides is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make by press release or otherwise, from time-to-time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index immediately following the signature page.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that represent the Company's current expectations and beliefs. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws. Any statements made in this press release about Greenwood Hall's future financial condition, results of operations, expectations, plans, or prospects, including the information under the heading "Financial Outlook" constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "projects," "should," "targets," “on track,” “trends or trending,” and/or similar expressions. These forward-looking statements are based on Greenwood Hall's current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the risk factors described in Greenwood Hall’s Annual Report on Form 10-K for the period ended August 31, 2015, that are incorporated herein by reference. Any forward-looking statement in this report speaks only as of the date in which it is made. Except to the extent required under the federal securities laws, Greenwood Hall does not intend to update or revise the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWOOD HALL, INC.
Date: July 20, 2016
	By:	/s/ John Hall
Name: John Hall
Title: Chief Executive Officer

Exhibit Description

99.1 Press Release issued by Greenwood Hall, Inc. on July 20, 2016.

99.2 Investor Relations Slideshow in use beginning July 20, 2016 (furnished only).